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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2009 through October 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



Pioneer Mid Cap
Value Fund


--------------------------------------------------------------------------------
Annual Report | October 31, 2010
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PCGRX
Class B   PBCGX
Class C   PCCGX
Class R   PCMRX
Class Y   PYCGX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              15
Schedule of Investments                                      17
Financial Statements                                         27
Notes to Financial Statements                                36
Report of Independent Registered Public Accounting Firm      45
Trustees, Officers and Service Providers                     47


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    3

Portfolio Management Discussion | 10/31/10

Domestic stocks surged in value over most of the 12-month period ended October 31, 2010, despite some short-term corrections caused by fears that the economic recovery was starting to lose strength. In the following interview, Rod Wright, senior vice president at Pioneer Investments and leader of the investment team managing Pioneer Mid Cap Value Fund, discusses the factors that affected the Fund's performance during the 12-month period.

Q  How did the Fund perform during the 12-month period ended October 31, 2010?

A Pioneer Mid Cap Value Fund Class A shares returned 17.96% at net asset value over the 12 months ended October 31, 2010, while the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), returned 27.49%. During the same period, the average return of the 177 mutual funds in Lipper's Mid Cap Value Funds category was 22.77%.

Q What was the main reason behind the Fund's underperformance of its benchmark over the 12 months ended October 31, 2010?

A The Fund produced solid returns on an absolute basis over the 12 months ended October 31, 2010, outperforming the overall market as represented by the Standard & Poor's 500 Index, which rose by 16.54%. We are pleased with the Fund's performance results on an absolute basis, however, the Fund trailed its benchmark, the Russell Index, during the period, primarily because the higher-quality, mid-cap value stocks that we typically emphasize did not participate fully in the robust cyclical rally during the first part of the 12-month period. That market rally was led by more volatile, speculative stocks, whose prospects were heavily tied to an outlook of a strong and persistent cyclical economic recovery following the recession of 2008 and 2009. The Fund's portfolio, which emphasizes investments in undervalued corporations with good businesses that are out of favor with the market, did not keep pace in that rally. However, as the Fund's fiscal year continued, its performance relative to the Russell Index began to improve.

Q What types of investments most affected the Fund's benchmark-relative returns during the 12 months ended October 31, 2010?

A The Fund's results were most disappointing in the financials sector, where two holdings (both of which we subsequently sold) significantly underperformed. The first was Lazard, an investment bank and asset management firm in which we had invested the Fund because it is a financial company that relies on fee income, rather than trading volumes and credit risks, for its revenues. Unfortunately, the company's chief executive unexpectedly


4    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10
   died and, in retrospect, we should have sold the Fund's position at that time. Company insiders, including the late chief executive's estate, subsequently began selling Lazard's shares. In addition, shareholders reacted negatively to a new company compensation system, which rewarded managers at the expense of shareholders. While all of those issues were affecting Lazard's share price, other financials companies more dependent on credit improvement and trading volumes were prospering in the stock market. The other major underperformer during the 12-month period was Assured Guaranty, an insurer of municipal bonds. Assured Guaranty has a unique position in an attractive business, but it was (and continues to be) affected by fears about possible credit defaults by some municipalities. Investors, including the Fund, sold the stock to limit their exposure to the potential that a significant number of communities might file for bankruptcy protection.

   While we liquidated the Fund's positions in Lazard and Assured Guaranty, we retained the Fund's investment in Northern Trust, another financial company that underperformed in a relative sense, but in which we have greater confidence over the longer term. Northern Trust is a bank with a high-quality asset management and financial custodian business. The company has a leadership position in providing services to high-net-worth clients, but the company's revenues have been affected since, in the midst of the market's downturn in 2008 and 2009, clients moved their assets into low-fee investments, such as money market funds. We believe the issue is temporary and that it should work itself out.

   Outside the financials sector, the Fund was affected by poor results from several utilities that had merchant energy businesses within their operations. When the price of natural gas declined, the profit margins of the utility companies were significantly affected.

Q What holdings provided positive support to the Fund's performance over the 12 months ended October 31, 2010?

A The Fund had a number of quality investments that performed particularly well. One of the major contributors was Interpublic, a firm which owns a number of advertising and marketing services agencies and which has been a long-time portfolio holding. The company showed strong earnings improvement during the 12-month period, and the stock began appreciating on expectations that advertising revenues would continue to rise as the economy improved.

   Two takeover targets also performed very well. Air Gas received an acquisition offer from rival Air Products. When the Air Gas stock appreciated because of the proposal, we took profits and sold the Fund's position. Meanwhile, Smith International, an oil field services company, was acquired at a premium price by the larger Schlumberger.


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    5

   Other strong-performing companies in the Fund's portfolio included:
   BorgWarner, an auto parts manufacturer that did well as the automotive industry began recovering; Moody's, a financial rating service whose stock rose from a very low level on fears about the impact of new financial regulations; and Estee Lauder, a cosmetics firm whose earnings improved as a new management restructured operations. We sold the Fund's position in Estee Lauder.

Q  What is your investment outlook?

A Several factors have combined to make us more optimistic about the prospects for the stock market than we have been in recent years. First, even after the market's strong performance in recent months, stocks as an asset class remain relatively inexpensive when compared both to long-term averages and to the prices of other asset classes. Second, the fundamentals of American corporations have become stronger as companies have reduced their debts, cut costs and grown more profitable. Third, the economy has been expanding, and we believe the expansion should receive additional support from continuing growth in emerging markets. Fourth, the Federal Reserve Board has undertaken a number of monetary policy initiatives to accommodate further growth. Fifth, while the market's sentiments have become negative, such negative sentiments often are precursors of strong rallies. In addition, investor attitudes may shift as a result of the November mid-term elections. Finally, we feel the potential exists for large gains from stock investing because price-to-earnings multiples are so compressed that even a modest increase in market multiples could produce attractive returns.

   As we have become more positive about the equity market, we also have become somewhat more aggressive in our stock selections for the Fund. We maintain our basic investment discipline, however, and retain our focus on better-quality companies that have attractive stock prices as well as an underlying strategy to drive improved earnings results.

Please refer to the Schedule of Investments on pages 17-26 for a full listing of Fund securities.

Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    7

Portfolio Summary | 10/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       85.4%
Temporary Cash Investments                               14.6%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Financials                                               25.3%
Information Technology                                   11.9%
Industrials                                              11.1%
Utilities                                                11.0%
Consumer Discretionary                                   10.2%
Energy                                                    9.9%
Health Care                                               7.1%
Materials                                                 5.9%
Consumer Staples                                          4.9%
Telecommunication Services                                2.7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


 1.    Unum Group                            2.53%
 2.    Moody's Corp.                         2.38
 3.    Sempra Energy Co.                     2.04
 4.    Humana, Inc.                          1.94
 5.    Compuware Corp.                       1.87
 6.    CenturyLink, Inc.                     1.87
 7.    Northern Trust Corp.                  1.81
 8.    Noble Energy, Inc.                    1.81
 9.    Renaissance Re Holdings, Ltd.         1.63
10.    El Paso Corp.                         1.59

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Prices and Distributions | 10/31/10


Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class         10/31/10           10/31/09
--------------------------------------------------------------------------------
       A           $ 19.81            $ 16.91
--------------------------------------------------------------------------------
       B           $ 16.38            $ 14.03
--------------------------------------------------------------------------------
       C           $ 16.26            $ 13.92
--------------------------------------------------------------------------------
       R           $ 19.48            $ 16.66
--------------------------------------------------------------------------------
       Y           $ 20.75            $ 17.70
--------------------------------------------------------------------------------


Distributions per Share: 11/1/09-10/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment        Short-Term          Long-Term
     Class            Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.1249               $--               $--
--------------------------------------------------------------------------------
       B            $     --               $--               $--
--------------------------------------------------------------------------------
       C            $ 0.0089               $--               $--
--------------------------------------------------------------------------------
       R            $ 0.0994               $--               $--
--------------------------------------------------------------------------------
       Y            $ 0.1974               $--               $--
--------------------------------------------------------------------------------

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 million Investment" charts on pages 10-14.


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    9

Performance Update | 10/31/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2010)
----------------------------------------------------------
                             Net Asset     Public Offering
Period                       Value (NAV)   Price (POP)
----------------------------------------------------------
10 Years                      6.56%         5.93%
5 Years                       2.65          1.45
1 Year                       17.96         11.19
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                              1.43%         1.43%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                            Pioneer          Russell
                            Mid Cap           Midcap
                           Value Fund       Value Index
10/00                        9,425           10,000
                             9,600            9,862
10/02                        9,024            9,569
                            11,860           12,773
10/04                       13,953           15,294
                            15,614           18,277
10/06                       17,974           22,026
                            20,933           24,168
10/08                       13,250           14,785
                            15,087           16,931
10/10                       17,797           21,586


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2010)
----------------------------------------------------------
                             If            If
Period                       Held          Redeemed
----------------------------------------------------------
10 Years                      5.58%         5.58%
5 Years                       1.65          1.65
1 Year                       16.75         12.75
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                              2.51%         2.51%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                            Pioneer          Russell
                            Mid Cap           Midcap
                           Value Fund       Value Index
10/00                       10,000           10,000
                            10,101            9,862
10/02                        9,419            9,569
                            12,271           12,773
10/04                       14,313           15,294
                            15,860           18,277
10/06                       18,094           22,026
                            20,877           24,168
10/08                       13,087           14,785
                            14,744           16,931
10/10                       17,213           21,586


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit pioneerinvestments.com. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    11

Performance Update | 10/31/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2010)
----------------------------------------------------------
                             If            If
Period                       Held          Redeemed
----------------------------------------------------------
10 Years                      5.64%         5.64%
5 Years                       1.77          1.77
1 Year                       16.88         16.88
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                              2.35%         2.35%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                            Pioneer          Russell
                            Mid Cap           Midcap
                           Value Fund       Value Index
10/00                       10,000           10,000
                            10,096            9,862
10/02                        9,404            9,569
                            12,254           12,773
10/04                       14,289           15,294
                            15,853           18,277
10/06                       18,105           22,026
                            20,903           24,168
10/08                       13,120           14,785
                            14,809           16,931
10/10                       17,309           21,586


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of Octobr 31, 2010)
----------------------------------------------------------
                             If            If
Period                       Held          Redeemed
----------------------------------------------------------
10 Years                      6.26%         6.26%
5 Years                       2.39          2.39
1 Year                       17.58         17.58
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                              1.66%         1.66%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                            Pioneer          Russell
                            Mid Cap           Midcap
                           Value Fund       Value Index
10/00                       10,000           10,000
                            10,135            9,862
10/02                        9,480            9,569
                            12,433           12,773
10/04                       14,609           15,294
                            16,316           18,277
10/06                       18,730           22,026
                            21,754           24,168
10/08                       13,741           14,785
                            15,614           16,931
10/10                       18,360           21,586


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    13

Performance Update | 10/31/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2010)
----------------------------------------------------------
                             If            If
Period                       Held          Redeemed
----------------------------------------------------------
10 Years                      7.06%         7.06%
5 Years                       3.08          3.08
1 Year                       18.46         18.46
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                              0.95%         0.95%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $5,000,000 Investment

                            Pioneer          Russell
                            Mid Cap           Midcap
                           Value Fund       Value Index
10/00                       5,000,000         5,000,000
                            5,118,020         4,931,133
10/02                       4,834,517         4,784,622
                            6,385,158         6,386,344
10/04                       7,548,889         7,646,953
                            8,500,350         9,138,249
10/06                       9,825,794        11,012,770
                           11,481,015        12,084,046
10/08                       7,300,284         7,392,250
                            8,352,195         8,465,594
10/10                       9,894,225        10,792,782


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2010 through October 31, 2010.


----------------------------------------------------------------------------------------------------------------
Share Class                           A                B                C                R                Y
----------------------------------------------------------------------------------------------------------------
Beginning Account Value           $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
on 5/1/10
----------------------------------------------------------------------------------------------------------------
Ending Account Value              $   988.02       $   983.16       $   983.67       $   986.82       $   990.47
(after expenses) on 10/31/10
----------------------------------------------------------------------------------------------------------------
Expenses Paid                     $     6.16       $    11.45       $    10.65       $     7.51       $     4.21
During Period*
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.29%, 2.13%, 1.50%, and 0.84% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2010 through October 31, 2010.


----------------------------------------------------------------------------------------------------------------
Share Class                           A                B                C                R                Y
----------------------------------------------------------------------------------------------------------------
Beginning Account Value           $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
on 5/1/10
----------------------------------------------------------------------------------------------------------------
Ending Account Value              $ 1,019.00       $ 1,013.66       $ 1,014.47       $ 1,017.64       $ 1,020.97
(after expenses) on 10/31/10
----------------------------------------------------------------------------------------------------------------
Expenses Paid                     $     6.26       $    11.62       $    10.82       $     7.63       $     4.28
During Period*
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.29%, 2.13%, 1.50%, and 0.84% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


16    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Schedule of Investments | 10/31/10


-------------------------------------------------------------------
 Shares                                                Value
-------------------------------------------------------------------
               COMMON STOCKS -- 97.3%
               ENERGY -- 9.6%
               Integrated Oil & Gas -- 1.0%
  450,000      QEP Resources, Inc.                   $   14,863,500
-------------------------------------------------------------------
               Oil & Gas Drilling -- 1.2%
  862,800      Nabors Industries, Inc.*              $   18,032,520
-------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 0.9%
  322,800      Cameron International Corp.*          $   14,122,500
-------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 3.9%
  325,000      Devon Energy Corp.                    $   21,131,500
  335,000      Noble Energy, Inc. (b)                    27,295,800
  675,000      Petrohawk Energy Corp.*                   11,481,750
                                                     --------------
                                                     $   59,909,050
-------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 1.1%
1,000,000      Valero Energy Corp.                   $   17,950,000
-------------------------------------------------------------------
               Oil & Gas Storage & Transportation -- 1.5%
1,800,000      El Paso Corp.                         $   23,868,000
                                                     --------------
               Total Energy                          $  148,745,570
-------------------------------------------------------------------
               MATERIALS -- 5.7%
               Commodity Chemicals -- 0.6%
  271,800      Celanese Corp. (Series A)             $    9,689,670
-------------------------------------------------------------------
               Diversified Chemicals -- 0.9%
  170,000      PPG Industries, Inc. (b)              $   13,039,000
-------------------------------------------------------------------
               Industrial Gases -- 1.2%
  225,000      Air Products & Chemicals, Inc.        $   19,118,250
-------------------------------------------------------------------
               Metal & Glass Containers -- 1.5%
  150,000      Ball Corp.                            $    9,654,000
  487,200      Owens-Illinois, Inc.*                     13,656,216
                                                     --------------
                                                     $   23,310,216
-------------------------------------------------------------------
               Paper Packaging -- 0.5%
  400,000      Temple-Inland, Inc. (b)               $    8,288,000
-------------------------------------------------------------------
               Paper Products -- 1.0%
  600,000      International Paper Co.               $   15,168,000
                                                     --------------
               Total Materials                       $   88,613,136
-------------------------------------------------------------------
               CAPITAL GOODS -- 10.3%
               Aerospace & Defense -- 1.5%
  325,000      L-3 Communications Holdings, Inc.     $   23,461,750
-------------------------------------------------------------------
               Construction & Engineering -- 1.1%
  350,000      Fluor Corp.                           $   16,866,500
-------------------------------------------------------------------
               Industrial Conglomerates -- 1.1%
  799,400      Textron, Inc. (b)                     $   16,619,526
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    17

------------------------------------------------------------------------------
 Shares                                                           Value
------------------------------------------------------------------------------
               Industrial Machinery -- 6.0%
  225,000      Crane Co.                                        $    8,608,500
  150,000      Eaton Corp.                                          13,324,500
  600,000      Ingersoll-Rand Plc                                   23,586,000
  435,100      Kennametal, Inc.                                     14,854,314
  332,800      Snap-On, Inc.                                        16,972,800
  225,000      SPX Corp.                                            15,088,500
                                                                --------------
                                                                $   92,434,614
------------------------------------------------------------------------------
               Trading Companies & Distributors -- 0.6%
   75,000      W.W. Grainger, Inc. (b)                          $    9,302,250
                                                                --------------
               Total Capital Goods                              $  158,684,640
------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 0.6%
               Human Resource & Employment Services -- 0.6%
  175,000      Towers Watson & Co.                              $    8,998,500
                                                                --------------
               Total Commercial Services & Supplies             $    8,998,500
------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 0.5%
               Motorcycle Manufacturers -- 0.5%
  250,000      Harley-Davidson, Inc. (b)                        $    7,670,000
                                                                --------------
               Total Automobiles & Components                   $    7,670,000
------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 2.5%
               Homebuilding -- 1.2%
1,000,000      Toll Brothers, Inc.*(b)                          $   17,940,000
------------------------------------------------------------------------------
               Housewares & Specialties -- 1.3%
  375,000      Fortune Brands, Inc. (b)                         $   20,268,750
                                                                --------------
               Total Consumer Durables & Apparel                $   38,208,750
------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.0%
               Casinos & Gaming -- 0.5%
  200,000      Bally Technologies, Inc.*(b)                     $    7,216,000
------------------------------------------------------------------------------
               Hotels, Resorts & Cruise Lines -- 0.9%
  502,900      Wyndham Worldwide Corp. (b)                      $   14,458,375
------------------------------------------------------------------------------
               Restaurants -- 0.6%
  375,000      Jack In The Box, Inc.*(b)                        $    8,685,000
                                                                --------------
               Total Consumer Services                          $   30,359,375
------------------------------------------------------------------------------
               MEDIA -- 2.7%
               Advertising -- 0.5%
  800,000      The Interpublic Group of Companies, Inc.*(b)     $    8,280,000
------------------------------------------------------------------------------
               Broadcasting -- 1.5%
1,381,100      CBS Corp. (Class B) (b)                          $   23,382,023
------------------------------------------------------------------------------
               Movies & Entertainment -- 0.7%
  280,000      Viacom, Inc. (Class B)                           $   10,805,200
                                                                --------------
               Total Media                                      $   42,467,223
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

------------------------------------------------------------------------
 Shares                                                     Value
------------------------------------------------------------------------
               RETAILING -- 2.3%
               Computer & Electronics Retail -- 1.5%
  550,000      Best Buy Co., Inc. (b)                     $   23,639,000
------------------------------------------------------------------------
               Specialty Stores -- 0.8%
  560,000      Staples, Inc.                              $   11,463,200
                                                          --------------
               Total Retailing                            $   35,102,200
------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 4.8%
               Brewers -- 0.9%
  300,000      Molson Coors Brewing Co. (Class B) (b)     $   14,169,000
------------------------------------------------------------------------
               Distillers & Vintners -- 1.2%
  975,000      Constellation Brands, Inc.*                $   19,236,750
------------------------------------------------------------------------
               Packaged Foods & Meats -- 2.7%
  722,700      ConAgra, Inc.                              $   16,253,523
  742,500      Sara Lee Corp.                                 10,640,025
  225,000      The J.M. Smucker Co.                           14,463,000
                                                          --------------
                                                          $   41,356,548
                                                          --------------
               Total Food, Beverage & Tobacco             $   74,762,298
------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 4.1%
               Managed Health Care -- 4.1%
  625,000      Aetna, Inc.                                $   18,662,500
  425,000      CIGNA Corp.                                    14,955,750
  500,000      Humana, Inc.*                                  29,145,000
                                                          --------------
                                                          $   62,763,250
                                                          --------------
               Total Health Care Equipment & Services     $   62,763,250
------------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 2.8%
               Life Sciences Tools & Services -- 1.1%
  325,000      Thermo Fisher Scientific, Inc.*            $   16,711,500
------------------------------------------------------------------------
               Pharmaceuticals -- 1.7%
  575,000      Forest Laboratories, Inc.*                 $   19,003,750
  375,000      Mylan, Inc.*(b)                                 7,618,125
                                                          --------------
                                                          $   26,621,875
                                                          --------------
               Total Pharmaceuticals & Biotechnology      $   43,333,375
------------------------------------------------------------------------
               BANKS -- 5.7%
               Diversified Banks -- 1.1%
  475,000      Comerica, Inc. (b)                         $   16,995,500
------------------------------------------------------------------------
               Regional Banks -- 4.5%
  750,000      Associated Banc-Corp. (b)                  $    9,502,500
2,300,000      KeyCorp (b)                                    18,837,000
  275,000      PNC Bank Corp.                                 14,822,500
5,869,300      Popular, Inc.*                                 16,023,189
  850,000      TCF Financial Corp. (b)                        11,186,000
                                                          --------------
                                                          $   70,371,189
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    19

-----------------------------------------------------------------------------
 Shares                                                          Value
-----------------------------------------------------------------------------
               Thrifts & Mortgage Finance -- 0.1%
  100,000      People's Bank                                   $    1,231,000
                                                               --------------
               Total Banks                                     $   88,597,689
-----------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 5.4%
               Asset Management & Custody Banks -- 1.8%
  550,000      Northern Trust Corp.                            $   27,296,500
-----------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.3%
1,184,300      TD Ameritrade Holding Corp.                     $   20,239,687
-----------------------------------------------------------------------------
               Specialized Finance -- 2.3%
1,325,000      Moody's Corp. (b)                               $   35,854,500
                                                               --------------
               Total Diversified Financials                    $   83,390,687
-----------------------------------------------------------------------------
               INSURANCE -- 7.6%
               Life & Health Insurance -- 3.6%
  750,000      Lincoln National Corp. (b)                      $   18,360,000
1,700,000      Unum Group                                          38,114,000
                                                               --------------
                                                               $   56,474,000
-----------------------------------------------------------------------------
               Multi-Line Insurance -- 1.1%
  725,000      Hartford Financial Services Group, Inc. (b)     $   17,385,500
-----------------------------------------------------------------------------
               Property & Casualty Insurance -- 1.3%
  571,700      Axis Capital Holdings, Ltd.                     $   19,443,517
-----------------------------------------------------------------------------
               Reinsurance -- 1.6%
  407,549      RenaissanceRe Holdings, Ltd. (b)                $   24,558,903
                                                               --------------
               Total Insurance                                 $  117,861,920
-----------------------------------------------------------------------------
               REAL ESTATE -- 5.9%
               Industrial Real Estate Investment Trust -- 0.7%
  650,494      First Potomac Realty Trust                      $   10,720,140
-----------------------------------------------------------------------------
               Mortgage Real Estate Investment Trust -- 1.1%
  950,000      Annaly Capital Management, Inc. (b)             $   16,824,500
-----------------------------------------------------------------------------
               Office Real Estate Investment Trust -- 2.5%
   72,000      Boston Properties, Inc. (b)                     $    6,205,680
  557,541      Douglas Emmett, Inc. (b)                            10,002,286
  350,000      Kilroy Realty Corp. (b)                             11,959,500
  316,700      Mack-Cali Realty Corp.                              10,634,786
                                                               --------------
                                                               $   38,802,252
-----------------------------------------------------------------------------
               Residential Real Estate Investment Trust -- 0.5%
  140,000      Equity Residential Property Trust (b)           $    6,808,200
-----------------------------------------------------------------------------
               Specialized Real Estate Investment Trust -- 1.1%
1,100,000      Host Hotels & Resorts, Inc.                     $   17,479,000
                                                               --------------
               Total Real Estate                               $   90,634,092
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

------------------------------------------------------------------------
 Shares                                                     Value
------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 4.0%
                Application Software -- 1.8%
  2,816,500     Compuware Corp.*(b)                       $   28,193,165
------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 2.2%
    450,000     Computer Sciences Corp.                   $   22,072,500
    225,600     Fiserv, Inc.*                                 12,299,712
                                                          --------------
                                                          $   34,372,212
                                                          --------------
                Total Software & Services                 $   62,565,377
------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 4.4%
                Communications Equipment -- 0.9%
  2,170,000     Brocade Communications Systems, Inc.*     $   13,714,400
------------------------------------------------------------------------
                Computer Hardware -- 1.2%
  1,300,000     Dell, Inc.*                               $   18,694,000
------------------------------------------------------------------------
                Computer Storage & Peripherals -- 0.8%
    367,500     Western Digital Corp.*                    $   11,767,350
------------------------------------------------------------------------
                Office Electronics -- 1.5%
  2,000,000     Xerox Corp.                               $   23,400,000
                                                          --------------
                Total Technology Hardware & Equipment     $   67,575,750
------------------------------------------------------------------------
                SEMICONDUCTORS -- 3.1%
                Semiconductor Equipment -- 0.6%
    781,300     Teradyne, Inc.*(b)                        $    8,781,812
------------------------------------------------------------------------
                Semiconductors -- 2.5%
    447,200     Analog Devices, Inc.                      $   15,057,224
  1,590,000     Micron Technology, Inc.*(b)                   13,149,300
  1,500,000     ON Semiconductor Corp.*(b)                    11,505,000
                                                          --------------
                                                          $   39,711,524
                                                          --------------
                Total Semiconductors                      $   48,493,336
------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 2.6%
                Integrated Telecommunication Services -- 1.8%
    680,000     CenturyLink, Inc. (b)                     $   28,138,400
------------------------------------------------------------------------
                Wireless Telecommunication Services -- 0.8%
    281,600     NII Holdings, Inc*                        $   11,773,696
                                                          --------------
                Total Telecommunication Services          $   39,912,096
------------------------------------------------------------------------
                UTILITIES -- 10.7%
                Electric Utilities -- 4.0%
    550,000     DPL, Inc.                                 $   14,355,000
    425,000     Edison International, Inc.                    15,682,500
    250,000     FirstEnergy Corp. (b)                          9,080,000
    825,000     PPL Corp.                                     22,192,500
                                                          --------------
                                                          $   61,310,000
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    21

-------------------------------------------------------------------------------------------
 Shares                                                                        Value
-------------------------------------------------------------------------------------------
               Multi-Utilities -- 6.7%
  500,000      Ameren Corp.                                                  $   14,490,000
  950,000      CMS Energy Corp. (b)                                              17,465,750
  382,900      Consolidated Edison, Inc.*                                        19,037,788
  694,597      Public Service Enterprise Group, Inc.                             22,470,213
  575,000      Sempra Energy Co.                                                 30,751,000
                                                                             --------------
                                                                             $  104,214,751
                                                                             --------------
               Total Utilities                                               $  165,524,751
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $1,346,743,217)                                         $1,504,264,015
-------------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 16.6%
               Repurchase Agreements -- 1.5%
2,555,000      Bank of America, Inc., 0.22%, dated 10/29/10, repurchase
               price of $2,555,000 plus accrued interest on 11/1/10
               collateralized by
                 $2,598,256 Federal National Mortgage Association,
                   4.0%, 10/1/40                                             $    2,555,000
2,555,000      Bank of America, Inc., 0.2%, dated 10/29/10, repurchase
               price of $2,555,000 plus accrued interest on 11/1/10
               collateralized by
                 $2,571,572 U.S. Treasury Notes, 3.125%, 5/15/19                  2,555,000
2,555,000      Barclays Plc, 0.18%, dated 10/29/10, repurchase price of
               $2,555,000 plus accrued interest on 11/1/10 collateralized by the following:
                 $1,801,192 Federal National Mortgage Association, 4.5%,
                   6/1/40 - 9/1/40
                 $796,506 Freddie Mac Giant, 4.0%, 10/1/40                        2,555,000
2,555,000      Barclays Plc, 0.18%, dated 10/29/10, repurchase price of
               $2,555,000 plus accrued interest on 11/1/10 collateralized by
                 $2,598,919 U.S. Treasury Notes, 1.375%, 2/15/12                  2,555,000
2,555,000      BNP Paribas SA, 0.23%, dated 10/29/10, repurchase price
               of $2,555,000 plus accrued interest on 11/1/10
               collateralized by the following:
                 $1,584,414 Federal National Mortgage Association
                   (ARM), 2.673% - 5.446%, 1/1/23 - 10/1/40
                 $1,014,284 Federal Home Loan Mortgage Corp.,
                   0.0%  - 5.416%, 1/5/36 - 10/1/40                               2,555,000
2,555,000      Deutsche Bank Securities, Inc, 0.22%, dated 10/29/10,
               repurchase price of $2,555,000 plus accrued interest on
               11/1/10 collateralized by $2,595,567 Federal National
               Mortgage Association, 5.0% - 6.0%, 6/1/35 - 2/1/38                 2,555,000
2,555,000      Deutsche Bank, 0.2%, dated 10/29/10, repurchase price of
               $2,555,000 plus accrued interest on 11/1/10 collateralized
               by $2,600,576 U.S. Treasury Notes, 0.875%, 1/31/12                 2,555,000

The accompanying notes are an integral part of these financial statements.

22    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------
 Shares                                                                      Value
-----------------------------------------------------------------------------------------
                Repurchase Agreements -- (continued)
  2,555,000     JPMorgan Securities, Inc., 0.22%, dated 10/29/10,
                repurchase price of $2,555,000 plus accrued interest on
                11/1/10 collateralized by $2,606,111 Freddie Mac Giant
                3.5% - 11.5%, 2/1/11 - 3/1/48                              $    2,555,000
  2,555,000     SG Americas Securities LLC, 0.22%, dated 10/29/10,
                repurchase price of $2,555,000 plus accrued interest on
                11/1/10 collateralized by the following:
                  $1,376,621 Federal National Mortgage Association,
                    5.5%, 11/1/37 - 12/1/39
                  $1,219,556 Freddie Mac Giant, 4.5% - 6.5%,
                    11/1/37 - 11/1/39                                           2,555,000
                                                                           --------------
                Total Repurchase Agreements
                (Cost $22,995,000)                                         $   22,995,000
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------
                Securities Lending Collateral -- 15.1% (c)
                Certificates of Deposit:
  6,506,226     Bank of Nova Scotia, 0.37%, 9/29/11                       $    6,506,226
  4,554,358     BBVA Group NY, 0.61%, 7/26/11                                  4,554,358
  6,506,226     BNP Paribas Bank NY, 0.38%, 11/8/10                            6,506,226
  3,253,113     BNP Paribas Bank NY, 0.3%, 1/20/11                             3,253,113
  6,506,226     Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11          6,506,226
  3,253,113     DNB Nor Bank ASA NY, 0.27%, 11/10/10                           3,253,113
  6,506,226     Nordea New York, 0.5%, 12/10/10                                6,506,226
  6,506,226     RoboBank Netherland NV NY, 0.44%, 8/8/11                       6,506,226
  6,506,226     Royal Bank of Canada NY, 0.26%, 1/21/11                        6,506,226
  6,506,226     SocGen NY, 0.34%, 11/10/10                                     6,506,226
  3,253,113     Svenska NY, 0.275%, 11/12/10                                   3,253,113
                                                                          --------------
                                                                          $   59,857,279
-----------------------------------------------------------------------------------------
                Commercial Paper:
  3,903,736     American Honda Finance, 0.28%, 5/4/11                     $    3,903,736
  2,615,556     American Honda Finance, 1.04%, 6/20/11                         2,615,556
  2,392,563     Australia & New Zealand Banking Group, 1.04%, 8/4/11           2,392,563
  6,636,870     Caterpillar Financial Services Corp., 1.04%, 6/24/11           6,636,870
  7,156,849     CBA, 0.31%, 1/3/11                                             7,156,849
  4,552,594     CHARFD, 0.31%, 12/14/10                                        4,552,594
  3,902,764     CLIPPR, 0.28%, 12/1/10                                         3,902,764
  5,741,057     FAIRPP, 0.3%, 11/9/10                                          5,741,057
  2,601,866     FASCO, 0.27%, 12/1/10                                          2,601,866
  6,507,001     Federal Home Loan Bank, 0.37%, 6/1/11                          6,507,001
  3,252,973     GE Corp., 0.34%, 1/26/11                                       3,252,973
    650,261     General Electric Capital Corp., 0.37%, 6/6/11                    650,261
  2,601,866     OLDLLC, 0.27%, 12/1/10                                         2,601,866
  3,564,920     OLDLLC, 0.27%, 12/2/10                                         3,564,920

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    23

-------------------------------------------------------------------------------------
Principal
Amount ($)                                                              Value
-------------------------------------------------------------------------------------
                   Commercial Paper -- (continued)
    6,499,178      SEB, 0.0%, 2/7/11                                   $    6,499,178
    3,251,122      SOCNAM, 0.0%, 1/14/11                                    3,251,122
    3,252,210      SRCPP, 0.27%, 12/6/10                                    3,252,210
    4,881,080      STRAIT, 0.25%, 12/8/10                                   4,881,080
    3,251,357      TBLLC, 0.0%, 1/10/11                                     3,251,357
    3,252,308      TBLLC, 0.27%, 12/2/10                                    3,252,308
    6,506,226      Toyota Motor Credit Corp., 0.44%, 9/8/11                 6,506,226
    3,963,626      VARFUN, 0.35%, 1/20/11                                   3,963,626
    3,903,861      Wachovia, 0.39%, 3/22/11                                 3,903,861
    2,604,551      Wachovia, 0.42%, 10/15/11                                2,604,556
    6,506,226      Westpac, 0.31%, 07/29/11                                 6,506,226
                                                                       --------------
                                                                       $  103,952,626
-------------------------------------------------------------------------------------
                   Tri-party Repurchase Agreements:
   17,380,863      Barclays Capital Markets, 0.22%, 11/1/10            $   17,380,863
   13,012,453      Deutsche Bank Securities, Inc., 0.21%, 11/1/10          13,012,453
   13,012,453      HSBC Bank USA NA, 0.22% 11/1/10                         13,012,453
    6,506,226      RBS Securities, Inc., 0.22%, 11/1/10                     6,506,226
                                                                       --------------
                                                                       $   49,911,995
-------------------------------------------------------------------------------------
     Shares        Money Market Mutual Funds:
    6,506,226      BlackRock Liquidity Temporary Cash Fund             $    6,506,226
    6,506,226      Dreyfus Preferred Money Market Fund                      6,506,226
    6,506,226      Fidelity Prime Money Market Fund                         6,506,226
                                                                       --------------
                                                                       $   19,518,678
                                                                       --------------
                   Total Securities Lending Collateral
                   (Cost $233,240,578)                                 $  233,240,578
-------------------------------------------------------------------------------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $256,235,578)                                 $  256,235,578
-------------------------------------------------------------------------------------
                   TOTAL INVESTMENT IN SECURITIES -- 113.9%
                   (Cost $1,587,108,989) (a)                           $1,760,499,593
-------------------------------------------------------------------------------------
                   OTHER ASSETS AND LIABILITIES -- (13.9)%             $ (214,615,731)
-------------------------------------------------------------------------------------
                   TOTAL NET ASSETS -- 100.0%                          $1,545,883,862
=====================================================================================

*        Non-income producing security.

(a) At October 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $1,595,093,100 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $188,434,901
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (23,028,408)
                                                                                   ------------
       Net unrealized gain                                                         $165,406,493
                                                                                   ============

The accompanying notes are an integral part of these financial statements.

24    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

(b)      At October 31, 2010, the following securities were out on loan:


----------------------------------------------------------------------------
    Shares          Description                                   Value
----------------------------------------------------------------------------
      825,000     Annaly Capital Management, Inc.               $ 14,610,750
      346,000     Associated Banc-Corp.                            4,383,820
        2,800     Bally Technologies, Inc.*                          101,024
      125,000     Best Buy Co., Inc.                               5,372,500
       55,800     Boston Properties, Inc.                          4,809,402
      103,300     CBS Corp. (Class B)                              1,748,869
      528,200     CenturyLink, Inc.                               21,856,916
      723,400     CMS Energy Corp.                                13,296,092
      396,500     Comerica, Inc.                                  14,186,770
       81,000     Compuware Corp.*                                   810,810
      134,907     Douglas Emmett, Inc.                             2,420,232
        5,600     Equity Residential Property Trust                  272,328
      240,900     FirstEnergy Corp.                                8,749,488
      367,700     Fortune Brands, Inc.                            19,874,185
       97,000     Harley-Davidson, Inc.                            2,975,960
       62,900     Hartford Financial Services Group, Inc.          1,508,342
      798,500     The Interpublic Group of Companies, Inc.*        8,264,475
       20,500     Jack In The Box, Inc.*                             474,780
      127,600     KeyCorp                                          1,045,044
      107,400     Kilroy Realty Corp.                              3,669,858
        7,900     Lincoln National Corp.                             193,392
    1,413,400     Micron Technology, Inc.*                        11,688,818
        1,300     Molson Coors Brewing Co. (Class B)                  61,399
    1,033,500     Moody's Corp.                                   27,966,510
      371,000     Mylan, Inc.*                                     7,538,720
       11,600     Noble Energy, Inc.                                 945,168
      500,000     ON Semiconductor Corp.*                          3,835,000
        5,400     PPG Industries, Inc.                               414,180
       10,000     RenaissanceRe Holdings, Ltd.                       602,600
      721,100     TCF Financial Corp.                              9,489,676
       11,000     Temple-Inland, Inc.                                227,920
      773,400     Teradyne, Inc.*                                  8,693,016
      728,300     Textron, Inc.                                   15,163,206
      127,300     Toll Brothers, Inc.*                             2,283,762
       46,400     W.W. Grainger, Inc.                              5,754,992
      108,700     Wyndham Worldwide Corp.                          3,125,125
----------------------------------------------------------------------------
                  Total                                         $228,415,129
============================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2010 aggregated $1,371,955,222 and $1,646,270,684, respectively.


The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    25

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund's assets:


------------------------------------------------------------------------------------------------
                                 Level 1             Level 2          Level 3      Total
------------------------------------------------------------------------------------------------
 Common Stocks                  $1,504,264,015      $         --        $ --      $1,504,264,015
 Temporary Cash Investments                 --       236,716,900          --         236,716,900
 Money Market Mutual Funds          19,518,678                --          --          19,518,678
------------------------------------------------------------------------------------------------
 Total                          $1,523,782,693      $236,716,900        $ --      $1,760,499,593
================================================================================================


The accompanying notes are an integral part of these financial statements.

26    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Statement of Assets and Liabilities | 10/31/10


ASSETS:
  Investment in securities, at fair value (including securities loaned of
   $228,415,129) (cost $1,587,108,989)                                        $1,760,499,593
  Cash                                                                            10,383,107
  Receivables --
   Investment securities sold                                                     30,334,188
   Fund shares sold                                                                1,263,778
   Dividends and interest                                                            725,155
  Other                                                                              114,111
--------------------------------------------------------------------------------------------
     Total assets                                                             $1,803,319,932
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                            $   21,675,402
   Fund shares repurchased                                                         2,023,327
   Upon return of securities loaned                                              233,240,578
  Due to affiliates                                                                  376,038
  Accrued expenses                                                                   120,725
--------------------------------------------------------------------------------------------
     Total liabilities                                                        $  257,436,070
--------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                             $1,630,169,090
  Undistributed net investment income                                              4,863,972
  Accumulated net realized loss on investments and foreign currency
   transactions                                                                 (262,539,804)
  Net unrealized gain on investments                                             173,390,604
--------------------------------------------------------------------------------------------
     Total net assets                                                         $1,545,883,862
============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,005,305,384/50,748,219 shares)                         $        19.81
  Class B (based on $49,961,169/3,050,511 shares)                             $        16.38
  Class C (based on $86,750,162/5,335,690 shares)                             $        16.26
  Class R (based on $59,172,382/3,037,043 shares)                             $        19.48
  Class Y (based on $344,694,765/16,615,799 shares)                           $        20.75
MAXIMUM OFFERING PRICE:
  Class A ($19.81 [divided by] 94.25%)                                        $        21.02
============================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    27

Statement of Operations

For the Year Ended 10/31/10



INVESTMENT INCOME:
  Dividends                                                 $ 28,986,406
  Interest                                                        30,662
  Income from securities loaned, net                             239,986
------------------------------------------------------------------------------------------
     Total investment income                                                  $ 29,257,054
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
   Basic Fee                                                $ 10,453,273
   Performance Adjustment                                       (106,688)
  Transfer agent fees and expenses
   Class A                                                     1,844,870
   Class B                                                       249,568
   Class C                                                       229,075
   Class R                                                        16,691
   Class Y                                                       116,791
  Distribution fees
   Class A                                                     2,651,673
   Class B                                                       557,292
   Class C                                                       881,761
   Class R                                                       303,711
  Shareholder communications expense                           1,580,711
  Administrative reimbursements                                  494,854
  Custodian fees                                                  55,441
  Registration fees                                               95,698
  Professional fees                                              129,754
  Printing expense                                               109,159
  Fees and expenses of nonaffiliated trustees                     41,807
  Miscellaneous                                                  108,474
------------------------------------------------------------------------------------------
     Total expenses                                                           $ 19,813,915
------------------------------------------------------------------------------------------
       Net investment income                                                  $  9,443,139
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from:
   Investments                                              $146,736,223
   Forward foreign currency contracts denominated in
     foreign currencies                                                6      $146,736,229
------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                $102,174,682
------------------------------------------------------------------------------------------
  Net gain on investments                                                     $248,910,911
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $258,354,050
==========================================================================================


The accompanying notes are an integral part of these financial statements.

28    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Statements of Changes in Net Assets

For the Years Ended 10/31/10 and 10/31/09, respectively


------------------------------------------------------------------------------------------------
                                                             Year Ended          Year Ended
                                                             10/31/10            10/31/09
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $    9,443,139      $   12,290,232
Net realized gain (loss) on investments                         146,736,229        (266,230,225)
Change in net unrealized gain on investments                    102,174,682         427,754,877
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $  258,354,050      $  173,814,884
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.12 and $0.18 per share, respectively)         $   (7,621,742)     $  (12,524,109)
   Class B ($0.00 and $0.02 per share, respectively)                     --             (86,636)
   Class C ($0.01 and $0.04 per share, respectively)                (54,536)           (322,357)
   Class R ($0.10 and $0.15 per share, respectively)               (341,960)           (423,518)
   Class Y ($0.19 and $0.28 per share, respectively)             (3,313,707)         (4,419,885)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $  (11,331,945)     $  (17,776,505)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $  196,318,945      $  244,950,807
Shares issued in reorganization                                          --          26,103,954
Reinvestment of distributions                                     9,084,826          15,106,038
Cost of shares repurchased                                     (449,866,557)       (441,615,767)
------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                            $ (244,462,786)     $ (155,454,968)
------------------------------------------------------------------------------------------------
   Net increase in net assets                                $    2,559,319      $      583,411
NET ASSETS:
Beginning of year                                             1,543,324,543       1,542,741,132
------------------------------------------------------------------------------------------------
End of year                                                  $1,545,883,862      $1,543,324,543
------------------------------------------------------------------------------------------------
Undistributed net investment income                          $    4,863,972      $    7,774,863
================================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    29

------------------------------------------------------------------------------------------------------------
                                     '10 Shares         '10 Amount          '09 Shares         '09 Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                              5,065,085     $  93,989,904            8,366,330     $ 123,503,113
Shares issued in reorganization                 --                --              444,667         6,420,985
Reinvestment of distributions              376,860         6,791,090              781,294        11,078,814
Less shares repurchased                (11,540,848)     (306,733,655)         (20,949,060)     (296,099,329)
------------------------------------------------------------------------------------------------------------
   Net decrease                         (6,098,903)    $(205,952,661)         (11,356,769)    $(155,096,417)
============================================================================================================
Class B
Shares sold                                199,943     $   3,076,887              329,903     $   4,018,541
Reinvestment of distributions                   --                --                6,635            78,740
Less shares repurchased                 (1,397,821)      (21,562,363)          (1,759,568)      (21,223,469)
------------------------------------------------------------------------------------------------------------
   Net decrease                         (1,197,878)    $ (18,485,476)          (1,423,030)    $ (17,126,188)
============================================================================================================
Class C
Shares sold                                604,882     $   9,304,143              832,435     $  10,092,174
Shares issued in reorganization                 --                --               12,177           145,399
Reinvestment of distributions                2,970            44,259               21,965           258,328
Less shares repurchased                 (1,491,036)      (22,736,390)          (2,143,556)      (25,613,665)
------------------------------------------------------------------------------------------------------------
   Net decrease                           (883,184)    $ (13,387,988)          (1,276,979)    $ (15,117,764)
============================================================================================================
Class R
Shares sold                                915,893     $  16,753,543            1,738,687     $  25,478,906
Reinvestment of distributions               18,343           325,769               27,187           380,340
Less shares repurchased                 (1,321,315)      (24,122,770)          (1,083,085)      (15,830,455)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (387,079)    $  (7,043,458)             682,789     $  10,028,791
============================================================================================================
Class Y
Shares sold                              3,804,944     $  73,194,468            5,290,441     $  81,858,073
Shares issued in reorganization                 --                --            1,295,595        19,537,570
Reinvestment of distributions              102,325         1,923,708              223,939         3,309,816
Less shares repurchased                 (3,872,876)      (74,711,379)          (5,245,362)      (82,848,849)
------------------------------------------------------------------------------------------------------------
   Net increase                             34,393     $     406,797            1,564,613     $  21,856,610
============================================================================================================


The accompanying notes are an integral part of these financial statements.

30    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Financial Highlights

--------------------------------------------------------------------------------------
                                                            Year           Year
                                                            Ended          Ended
                                                            10/31/10       10/31/09
--------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $    16.91      $   15.04
--------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.12      $    0.14
 Net realized and unrealized gain (loss) on investments           2.90           1.91
--------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $     3.02      $    2.05
Distributions to shareowners:
 Net investment income                                           (0.12)         (0.18)
 Net realized gain                                                  --             --
--------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $     2.90      $    1.87
--------------------------------------------------------------------------------------
Net asset value, end of period                              $    19.81      $   16.91
======================================================================================
Total return*                                                    17.96%         13.87%
Ratio of net expenses to average net assets+                      1.23%          1.43%
Ratio of net investment income to average net assets+             0.61%          0.89%
Portfolio turnover rate                                             89%            81%
Net assets, end of period (in thousands)                    $1,005,305     $1,046,729
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     1.23%          1.43%
 Net investment income                                            0.61%          0.89%
======================================================================================


Financial Highlights
------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year
                                                             Ended          Ended          Ended
                                                             10/31/08       10/31/07       10/31/06
------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    25.62     $    25.33     $    22.84
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $     0.17     $     0.11     $     0.12
 Net realized and unrealized gain (loss) on investments           (8.99)          3.58           3.24
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $    (8.82)    $     3.69     $     3.36
Distributions to shareowners:
 Net investment income                                            (0.10)         (0.10)         (0.02)
 Net realized gain                                                (1.66)         (3.30)         (0.85)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   (10.58)    $     0.29     $     2.49
------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    15.04     $    25.62     $    25.33
======================================================================================================
Total return*                                                    (36.70)%        16.47%         15.11%
Ratio of net expenses to average net assets+                       1.13%          1.03%          1.08%
Ratio of net investment income to average net assets+              0.80%          0.48%          0.46%
Portfolio turnover rate                                              61%            54%            91%
Net assets, end of period (in thousands)                     $1,101,941     $2,048,721     $1,946,583
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      1.13%          1.02%          1.07%
 Net investment income                                             0.80%          0.49%          0.47%
======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/10  31

-----------------------------------------------------------------------------------------------------------------------------
                                                            Year         Year           Year          Year        Year
                                                            Ended        Ended          Ended         Ended       Ended
                                                            10/31/10     10/31/09       10/31/08      10/31/07    10/31/06
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $ 14.03      $  12.47       $  21.65       $  22.00     $ 20.10
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $ (0.05)     $   0.01(a)    $  (0.01)      $  (0.10)    $ (0.11)
 Net realized and unrealized gain (loss) on investments        2.40          1.57          (7.51)          3.05        2.86
----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  2.35      $   1.58       $  (7.52)      $   2.95     $  2.75
Distributions to shareowners:
 Net investment income                                           --         (0.02)            --            --          --
 Net realized gain                                               --            --          (1.66)         (3.30)      (0.85)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  2.35      $   1.56       $  (9.18)      $  (0.35)    $  1.90
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 16.38      $  14.03       $  12.47       $  21.65     $ 22.00
============================================================================================================================
Total return*                                                 16.75%        12.66%        (37.32)%        15.38%      14.09%
Ratio of net expenses to average net assets+                   2.29%         2.51%          2.09%          1.97%       2.00%
Ratio of net investment loss to average net assets+           (0.45)%       (0.17)%        (0.16)%        (0.46)%     (0.46)%
Portfolio turnover rate                                          89%           81%            61%            54%         91%
Net assets, end of period (in thousands)                    $49,961      $ 59,595       $ 70,729       $149,348    $166,294
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  2.29%         2.51%          2.08%          1.95%       1.98%
 Net investment loss                                          (0.45)%       (0.17)%        (0.15)%        (0.44)%     (0.44)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

32  Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------
                                                           Year         Year
                                                           Ended        Ended
                                                           10/31/10     10/31/09
-------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 13.92      $  12.38
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $ (0.04)     $   0.01(a)
 Net realized and unrealized gain (loss) on investments       2.39          1.57
------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  2.35      $   1.58
Distributions to shareowners:
 Net investment income                                       (0.01)        (0.04)
 Net realized gain                                              --             --
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.34      $   1.54
------------------------------------------------------------------------------------
Net asset value, end of period                             $ 16.26      $  13.92
====================================================================================
Total return*                                                16.88%        12.87%
Ratio of net expenses to average net assets+                  2.13%         2.35%
Ratio of net investment loss to average net assets+          (0.29)%       (0.03)%
Portfolio turnover rate                                         89%           81%
Net assets, end of period (in thousands)                   $86,750      $ 86,536
Ratios with reduction for fees paid indirectly:
 Net expenses                                                 2.13%         2.35%
 Net investment loss                                         (0.29)%       (0.03)%
=====================================================================================



------------------------------------------------------------------------------------------------
                                                            Year          Year        Year
                                                            Ended         Ended       Ended
                                                            10/31/08      10/31/07    10/31/06
------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  21.48      $  21.84    $  19.94
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $   0.00(b)   $  (0.08)   $  (0.08)
 Net realized and unrealized gain (loss) on investments        (7.44)         3.02        2.83
------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  (7.44)     $   2.94    $   2.75
Distributions to shareowners:
 Net investment income                                            --            --          --
 Net realized gain                                             (1.66)        (3.30)      (0.85)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (9.10)     $  (0.36)   $   1.90
------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  12.38      $  21.48    $  21.84
================================================================================================
Total return*                                                 (37.23)%       15.46%      14.20%
Ratio of net expenses to average net assets+                    1.98%         1.87%       1.90%
Ratio of net investment loss to average net assets+            (0.05)%       (0.36)%     (0.36)%
Portfolio turnover rate                                           61%           54%         91%
Net assets, end of period (in thousands)                    $ 92,814      $187,566    $188,847
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   1.97%         1.86%       1.89%
 Net investment loss                                           (0.04)%       (0.35)%     (0.35)%
================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/10  33

-------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year        Year        Year        Year
                                                                 Ended       Ended       Ended       Ended       Ended
                                                                 10/31/10    10/31/09    10/31/08    10/31/07    10/31/06
-------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $ 16.66     $ 14.82     $ 25.26     $ 25.06     $ 22.67
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.05     $  0.08     $  0.11     $  0.05     $  0.03
 Net realized and unrealized gain (loss) on investments             2.87        1.91       (8.85)       3.53        3.23
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  2.92     $  1.99     $ (8.74)    $  3.58     $  3.26
Distributions to shareowners:
 Net investment income                                             (0.10)      (0.15)      (0.04)      (0.08)      (0.02)
 Net realized gain                                                    --          --       (1.66)      (3.30)      (0.85)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  2.82     $  1.84     $(10.44)    $  0.20     $  2.39
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 19.48     $ 16.66     $ 14.82     $ 25.26     $ 25.06
=========================================================================================================================
Total return*                                                      17.58%      13.63%     (36.83)%     16.14%      14.79%
Ratio of net expenses to average net assets+                        1.50%       1.66%       1.40%       1.33%       1.38%
Ratio of net investment income (loss) to average net assets+        0.33%       0.62%       0.54%       0.18%       0.15%
Portfolio turnover rate                                               89%         81%         61%         54%         91%
Net assets, end of period (in thousands)                         $59,172     $57,029     $40,614     $62,741     $43,091
Ratios with reduction for fees paid indirectly:
 Net expenses                                                       1.50%       1.66%       1.40%       1.33%       1.37%
 Net investment income                                              0.33%       0.62%       0.54%       0.18%       0.16%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34  Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------------------------
                                                            Year         Year         Year         Year        Year
                                                            Ended        Ended        Ended        Ended       Ended
                                                            10/31/10     10/31/09     10/31/08     10/31/07    10/31/06
------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  17.70     $  15.76     $  26.73     $  26.31    $  23.68
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.19     $   0.21     $   0.26     $   0.19    $   0.24
 Net realized and unrealized gain (loss) on investments         3.05         2.01        (9.39)        3.74        3.35
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   3.24     $   2.22     $  (9.13)    $   3.93    $   3.59
Distributions to shareowners:
 Net investment income                                         (0.19)       (0.28)       (0.18)       (0.21)      (0.11)
 Net realized gain                                                --           --        (1.66)       (3.30)      (0.85)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   3.05     $   1.94     $ (10.97)    $   0.42    $   2.63
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  20.75     $  17.70     $  15.76     $  26.73    $  26.31
========================================================================================================================
Total return*                                                  18.46%       14.41%      (36.41)%      16.84%      15.59%
Ratio of net expenses to average net assets+                    0.84%        0.95%        0.71%        0.68%       0.62%
Ratio of net investment income to average net assets+           0.99%        1.35%        1.23%        0.82%       0.92%
Portfolio turnover rate                                           89%          81%          61%          54%         91%
Net assets, end of period (in thousands)                    $344,695     $293,436     $236,643     $354,485    $291,513
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.84%        0.95%        0.71%        0.68%       0.61%
 Net investment income                                          0.99%        1.35%        1.23%        0.82%       0.93%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/10  35

Notes to Financial Statements | 10/31/10

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal investment risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the


36    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10
reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    37

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2010, The Fund had a net capital loss carryforward of $254,549,878 of which the following amounts will expire between 2015 and 2017 if not utilized: $1,266,023 in 2015, $2,893,674 in 2016 and $250,390,181 in
   2017.

   At October 31, 2010, the Fund reclassified $1,022,085 to decrease undistributed net investment income and $1,022,085 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax-basis.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:


---------------------------------------------------------
                                    2010             2009
---------------------------------------------------------
Distributions paid from:
Ordinary income              $11,331,945      $17,776,505
---------------------------------------------------------
   Total                     $11,331,945      $17,776,505
=========================================================


38    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

   The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2010:


-------------------------------------------------------
                                                   2010
-------------------------------------------------------
Distributable earnings:
Undistributed ordinary income             $  4,858,157
Capital loss carryforward                 (254,549,878)
Unrealized appreciation                    165,406,493
-------------------------------------------------------
   Total                                  $(84,285,228)
=======================================================


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax-basis adjustments on Real Estate Investment Trust (REIT) holdings.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $89,795 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2010.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    39

   Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Option writing

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.


40    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

   During the year ended October 31, 2010, the Fund did not write or exercise any option contracts.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million; 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Mid Cap Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.80% after the performance adjustment). For the year ended October 31, 2010, the aggregate performance adjustment resulted in a decrease of $106,688 to the basic fee. For the year ended October 31, 2010, the net management fee was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the fund to the extent required to reduce Fund's expenses to 1.43% and 1.18%, of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through June, 1, 2012 for Class A and Class Y shares. Class B, Class C and Class R shares do not have an expense limitation. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $71,431 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    41

For the year ended October 31, 2010, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------
Shareholder Communications:
--------------------------------------------------
Class A                                 $  918,434
Class B                                     72,392
Class C                                    133,206
Class R                                    159,654
Class Y                                    297,025
--------------------------------------------------
   Total                                $1,580,711
==================================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $258,338 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2010.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $46,269 in distribution fees payable to PFD at October 31, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a


42    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2010, CDSCs in the amount of $81,504 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2010, the Fund's expenses were not reduced by any such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2010, the Fund had no borrowings under this agreement.


7. Merger Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Mid Cap Value Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Value Fund for shares of Pioneer Mid Cap Value Fund. Shareholders holding Class A, Class C and Class I shares of Regions Morgan Keegan Select Mid Cap Value Fund received Class A, Class C and Class Y shares, respectively, of Pioneer Mid Cap Value Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    43

--------------------------------------------------------------------------------------------
                                              Regions Morgan
                                              Keegan Select
                     Pioneer Mid Cap          Mid Cap                  Pioneer Mid Cap
                     Value Fund               Value Fund               Value Fund
                     (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
--------------------------------------------------------------------------------------------
  Net Assets
  Class A            $  913,399,726           $ 6,420,985              $  919,820,711
  Class B            $   57,205,938           $        --              $   57,205,938
  Class C            $   79,354,117           $   145,399              $   79,499,516
  Class R            $   45,027,320           $        --              $   45,027,320
  Class Y/I          $  239,328,648           $19,537,570              $  258,866,218
--------------------------------------------------------------------------------------------
Total Net Assets     $1,334,315,749           $26,103,954              $1,360,419,703
--------------------------------------------------------------------------------------------
Shares Outstanding
  Class A                63,247,212               945,493                  63,691,879
  Class B                 4,750,408                    --                   4,750,408
  Class C                 6,648,040                22,437                   6,660,217
  Class R                 3,162,729                    --                   3,162,729
  Class Y                15,866,458             2,875,618                  17,162,053
  Shares Issued in
   Reorganization
  Class A                                                                     444,667
  Class R                                                                      12,177
  Class Y                                                                   1,295,595


-------------------------------------------------------------------------------------
                                                    Unrealized          Accumulated
                                                    Depreciation On     Loss On
                                                    Closing Date        Closing Date
-------------------------------------------------------------------------------------
Regions Morgan Keegan Select Mid Cap Value Fund     $ (220,479)         $ (3,480,383)

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


44    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                               /s/ Ernst & Young


Boston, Massachusetts
December 28, 2010

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    45

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.


46    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    47

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held            Length of Service                                           Other Directorships
Name and Age              with the Fund            and Term of Office        Principal Occupation              Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*  Chairman of the Board,   Trustee since 1990.       Non-Executive Chairman and a      None
                          Trustee and President    Serves until a successor  director of Pioneer Investment
                                                   trustee is elected or     Management USA Inc. ("PIM-USA");
                                                   earlier retirement or     Chairman and a director of
                                                   removal.                  Pioneer; Chairman and Director
                                                                             of Pioneer Institutional Asset
                                                                             Management, Inc. (since 2006);
                                                                             Director of Pioneer Alternative
                                                                             Investment Management Limited
                                                                             (Dublin); President and a
                                                                             director of Pioneer Alternative
                                                                             Investment Management (Bermuda)
                                                                             Limited and affiliated funds;
                                                                             Deputy Chairman and a director
                                                                             of Pioneer Global Asset
                                                                             Management S.p.A. ("PGAM")
                                                                             (until April 2010); Director of
                                                                             PIOGLOBAL Real Estate Investment
                                                                             Fund (Russia) (until June 2006);
                                                                             Director of Nano-C, Inc. (since
                                                                             2003); Director of Cole
                                                                             Management Inc. (since 2004);
                                                                             Director of Fiduciary
                                                                             Counseling, Inc.; President and
                                                                             Director of Pioneer Funds
                                                                             Distributor, Inc. ("PFD") (until
                                                                             May 2006); President of all of
                                                                             the Pioneer Funds; and Of
                                                                             Counsel, Wilmer Cutler Pickering
                                                                             Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K.                 Trustee and Executive    Trustee since 2008.       Director, CEO and President of       None
Kingsbury (52)*           Vice President           Serves until a successor  PIM-USA (since February 2007);
                                                   trustee is elected or     Director and President of
                                                   earlier retirement or     Pioneer and Pioneer
                                                   removal.                  Institutional Asset Management,
                                                                             Inc. (since February 2007);
                                                                             Executive Vice President of
                                                                             all of the Pioneer Funds (since
                                                                             March 2007); Director of PGAM
                                                                             (2007 - 2010); Head of New
                                                                             Europe Division, PGAM (2000 -
                                                                             2005); and Head of New Markets
                                                                             Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

48  Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service                                              Other Directorships
Name and Age              with the Fund    and Term of Office          Principal Occupation               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)        Trustee          Trustee since 2005.         Interim Chief Executive Officer,   Director of Enterprise
                                           Serves until a successor    Oxford Analytica, Inc. (privately  Community Investment,
                                           trustee is elected or       held research and consulting       Inc. (privately held
                                           earlier retirement or       company) (2010 - present);         affordable housing
                                           removal.                    Managing Partner, Federal City     finance company) (1985 -
                                                                       Capital Advisors (corporate        present); Director of
                                                                       advisory services company) (1997 - Oxford Analytica, Inc.
                                                                       2004 and 2008 - present);          (2008 - present); and
                                                                       Executive Vice President and Chief Director of New York
                                                                       Financial Officer, I-trax, Inc.    Mortgage Trust (publicly
                                                                       (publicly traded health care       traded mortgage REIT)
                                                                       services company) (2004 - 2007);   (2004 - 2009)
                                                                       and Executive Vice President and
                                                                       Chief Financial Officer, Pedestal
                                                                       Inc. (internet-based mortgage
                                                                       trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)         Trustee          Trustee since 1997.         President, Bush International, LLC Director of Marriott
                                           Serves until a successor    (international financial advisory  International, Inc. (2008
                                           trustee is elected or       firm) (1991 - present); Managing   - present); Director of
                                           earlier retirement or       Director, Federal Housing Finance  Discover Financial
                                           removal.                    Board (oversight of Federal Home   Services (credit card
                                                                       Loan Bank system) (1989 - 1991);   issuer and electronic
                                                                       Vice President and Head of         payment services) (2007 -
                                                                       International Finance, Federal     present); Former Director
                                                                       National Mortgage Association      of Briggs & Stratton Co.
                                                                       (1988 - 1989); U.S. Alternate      (engine manufacturer)
                                                                       Executive Director, International  (2004 - 2009); Director
                                                                       Monetary Fund (1984 - 1988);       of
                                                                       Executive Assistant to Deputy
                                                                       Secretary of the U.S. Treasury,
                                                                       U.S. Treasury Department (1982 -
                                                                       1984); and Vice President and Team
                                                                       Leader in Corporate Banking,
                                                                       Bankers Trust Co. (1976 - 1982)
-----------------------------------------------------------------------------------------------------------------------------------


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/10  49

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service                                              Other Directorships
Name and Age              with the Fund    and Term of Office          Principal Occupation               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                                  UAL Corporation (airline
                                                                                                          holding company) (2006 -
                                                                                                          present); Director of
                                                                                                          ManTech International
                                                                                                          Corporation (national
                                                                                                          security, defense, and
                                                                                                          intelligence technology
                                                                                                          firm) (2006 - present);
                                                                                                          Member, Board of
                                                                                                          Governors, Investment
                                                                                                          Company Institute (2007 -
                                                                                                          present); Former Director
                                                                                                          of Brady Corporation
                                                                                                          (2000 - 2007); Former
                                                                                                          Director of Mortgage
                                                                                                          Guaranty Insurance
                                                                                                          Corporation (1991 -
                                                                                                          2006); Former Director of
                                                                                                          Millennium Chemicals,
                                                                                                          Inc. (commodity
                                                                                                          chemicals) (2002 - 2005);
                                                                                                          Former Director, R.J.
                                                                                                          Reynolds Tobacco
                                                                                                          Holdings, Inc. (tobacco)
                                                                                                          (1999 - 2005); and Former
                                                                                                          Director of Texaco, Inc.
                                                                                                          (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66) Trustee          Trustee since 2008.         William Joseph Maier Professor of  Trustee, Mellon
                                           Serves until a successor    Political Economy, Harvard         Institutional Funds
                                           trustee is elected or       University (1972 - present)        Investment Trust and
                                           earlier retirement or                                          Mellon Institutional
                                           removal.                                                       Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989 -
                                                                                                          2008)

50  Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service                                              Other Directorships
Name and Age              with the Fund    and Term of Office          Principal Occupation               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63) Trustee          Trustee since 1990.         Founding Director, Vice President  None
                                           Serves until a successor    and Corporate Secretary, The
                                           trustee is elected or       Winthrop Group, Inc. (consulting
                                           earlier retirement or       firm) (1982 - present); Desautels
                                           removal.                    Faculty of Management, McGill
                                                                       University (1999 - present); and
                                                                       Manager of Research Operations
                                                                       and Organizational Learning,
                                                                       Xerox PARC, Xerox's Advance
                                                                       Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)      Trustee          Trustee since 2006.         Chief Executive Officer,           Director, Broadridge
                                           Serves until a successor    Quadriserv, Inc. (technology       Financial Solutions, Inc.
                                           trustee is elected or       products for securities lending    (investor communications
                                           earlier retirement or       industry) (2008 - present);        and securities processing
                                           removal.                    private investor (2004 - 2008);    provider for financial
                                                                       and Senior Executive Vice          services industry) (2009
                                                                       President, The Bank of New York    - present); and Director,
                                                                       (financial and securities          Quadriserv, Inc. (2005 -
                                                                       services) (1986 - 2004)            present)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)  Trustee          Trustee since 1990.         President and Chief Executive      Director of New America
                                           Serves until a successor    Officer, Newbury, Piret &          High Income Fund, Inc.
                                           trustee is elected or       Company, Inc. (investment banking  (closed-end investment
                                           earlier retirement or       firm) (1981 - present)             company) (2004 -
                                           removal.                                                       present); and member,
                                                                                                          Board of Governors,
                                                                                                          Investment Company
                                                                                                          Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------


                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/10  51

Fund Officers

                           Position Held       Length of Service                                          Other Directorships
Name and Age               with the Fund       and Term of Office      Principal Occupation               Held by this Officer
Christopher J. Kelley (45) Secretary           Since 2010. Serves at   Vice President and Associate       None
                                               the discretion of the   General Counsel of Pioneer since
                                               Board.                  January 2008 and Secretary of all
                                                                       of the Pioneer Funds since June
                                                                       2010; Assistant Secretary of all
                                                                       of the Pioneer Funds from
                                                                       September 2003 to May 2010; and
                                                                       Vice President and Senior Counsel
                                                                       of Pioneer from July 2002 to
                                                                       December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)     Assistant Secretary Since 2010. Serves at   Fund Governance Director of        None
                                               the discretion of the   Pioneer since December 2006 and
                                               Board.                  Assistant Secretary of all the
                                                                       Pioneer Funds since June 2010;
                                                                       Manager - Fund Governance of
                                                                       Pioneer from December 2003 to
                                                                       November 2006; and Senior
                                                                       Paralegal of Pioneer from January
                                                                       2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)          Assistant Secretary Since 2010. Serves at   Counsel of Pioneer since June 2007 None
                                               the discretion of the   and Assistant Secretary of all the
                                               Board.                  Pioneer Funds since June 2010; and
                                                                       Vice President and Counsel at
                                                                       State Street Bank from October
                                                                       2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)       Treasurer           Since 2008. Serves at   Vice President - Fund Accounting,  None
                                               the discretion of the   Administration and Controllership
                                               Board.                  Services of Pioneer; Treasurer of
                                                                       all of the Pioneer Funds since
                                                                       March 2008; Deputy Treasurer of
                                                                       Pioneer from March 2004 to
                                                                       February 2008; Assistant Treasurer
                                                                       of all of the Pioneer Funds from
                                                                       March 2004 to February 2008; and
                                                                       Treasurer and Senior Vice
                                                                       President, CDC IXIS Asset
                                                                       Management Services, from 2002 to
                                                                       2003
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)      Assistant Treasurer Since 2000. Serves at   Assistant Vice President - Fund    None
                                               the discretion of the   Accounting, Administration and
                                               Board.                  Controllership Services of
                                                                       Pioneer; and Assistant Treasurer
                                                                       of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)         Assistant Treasurer Since 2002. Serves at   Fund Accounting Manager - Fund     None
                                               the discretion of the   Accounting, Administration and
                                               Board.                  Controllership Services of
                                                                       Pioneer; and Assistant Treasurer
                                                                       of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------

52  Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                        Position Held         Length of Service                                           Other Directorships
Name and Age            with the Fund         and Term of Office      Principal Occupation                Held by this Officer
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)   Assistant Treasurer   Since 2009. Serves at   Fund Administration Manager - Fund  None
                                              the discretion of the   Accounting, Administration and
                                              Board.                  Controllership Services since
                                                                      November 2008; Assistant Treasurer
                                                                      of all of the Pioneer Funds since
                                                                      January 2009; and Client Service
                                                                      Manager - Institutional Investor
                                                                      Services at State Street Bank from
                                                                      March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance      Since 2010. Serves at   Chief Compliance Officer of         None
                        Officer               the discretion of the   Pioneer and of all the Pioneer
                                              Board.                  Funds since March 2010; Director
                                                                      of Adviser and Portfolio
                                                                      Compliance at Pioneer since
                                                                      October 2005; and Senior
                                                                      Compliance Officer for Columbia
                                                                      Management Advisers, Inc. from
                                                                      October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------



                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/10  53

                            This page for your notes.

54    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

                           This page for your notes.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    55

                            This page for your notes.

56    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

                            This page for your notes.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    57

                            This page for your notes.

58    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

                            This page for your notes.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/10    59

                            This page for your notes.

60    Pioneer Mid Cap Value Fund | Annual Report | 10/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $38,686 in 2010 and $37,000 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October 31, 2010 and 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2010 and 2009, respectively.



(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other services provided to the Fund during the fiscal years ended October 31, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2010 and 2009, there were no services provided to an affiliate that required the Funds audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 30, 2010

* Print the name and title of each signing officer under his or her signature.